Exhibit 10.6

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED DISTRIBUTION AGREEMENT
This Second Amendment to Second Amended and Restated Distribution Agreement (this “Amendment”) is between The Medicines Company, a Delaware corporation with offices at 8 Sylvan Way, Parsippany, NJ 07054 (“MDCO”), and Integrated Commercialization Solutions, Inc., a California corporation with offices at 3101 Gaylord Parkway, Frisco, TX 75034 (“Distributor”). This Amendment is effective as of September 1, 2011 (the “Amendment Effective Date”). MDCO and Distributor shall, at times throughout this Amendment, be referred to individually as a “Party” and collectively as the “Parties”.
RECITALS

A.	MDCO and Distributor are parties to a Second Amended and Restated Distribution Agreement effective as of October 1, 2010, as amended by the First Amendment dated July 1, 2011 (the “Agreement”);

B.	Pursuant to the Agreement, among other things, MDCO engaged Distributor to perform distribution services for certain of MDCO's pharmaceutical products; and

C.	The Parties now wish to amend the Agreement in certain respects.

AMENDMENT
NOW THEREFORE, the parties agree as follows:

1.
Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.	Section 6.1. Section 6.1 of the Agreement is deleted in its entirety and replaced with the following:
6.1.1    MDCO represents and warrants that during the Term (a) the Products have been approved by the United States Food and Drug Administration (“FDA”) to be marketed in the Territory; (b) all applicable federal and state approvals and permits for the manufacture, importation, design, testing, inspection, labeling, and instructions for use, sale and distribution of the Products in the Territory have been obtained; and (c) MDCO owns or holds the duly approved Biologies License Application (as such term is used in the Public Health Service Act, Title 21, United States Code), or the duly approved New Drug Application or Abbreviated New Drug Application (as such terms are used in the Federal Food, Drug and Cosmetic Act, Title 21, United States Code), for Angiomax® (bivalirudin) and Cleviprex® (clevidipine)/Cleviprex® (clevidipine butyrate), no drug pedigree or prior sales history for Argatroban is required to be provided in connection with the distribution of Argatroban under applicable federal or state drug pedigree laws.
6.1.2    To the extent that MDCO is required under Applicable Law, MDCO will be solely responsible for, and shall comply with, all applicable federal and state laws governing the regulation of manufacture, importation, design, testing, inspection, labeling, sale, and instructions for use of the Products in the Territory.
6.1.3    Distributor represents that it has obtained all federal and state approvals and permits to perform its obligations under this Agreement.

3.	Exhibit B. The Parties agree that Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Exhibit B.

4.	Exhibit D, The Parties agree that Exhibit D to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Exhibit D.

5.
No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force, nothing in the Amendment modifies any term or provision in the Agreement or the Continuing Guaranty.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

INTEGRATED COMMERCIALIZATION SOLUTIONS, INC. By:/s/ Doug Cook Name:Doug Cook Title:VP, General Manager	THE MEDICINES COMPANY By:/s/ Tanya Quinn Name:Tanya Quinn Title:9/13/11

REVISED EXHIBIT B
Product List

Product Name: NDC#: Drug Type: Sellable Package Size: Dosage Form: Current WAC Price*: Case Pack Size Shipping and Storage Requirements:	ANGIOMAX® (bivalirudin) for Injection 65293-001-01 RX Carton (10 single use vials) 250mg vial $[**] per Carton, (*which may change from time to time at MDCO's sole discretion) Thirty (30) Cartons 20 to 25°C

Product Name: NDC#: Drug Type: Sellable Package Size: Dosage Form: Current WAC Price*: Case Pack Size Shipping and Storage Requirements:
ANGIOMAX® (bivalirudin) Nova Plus for Injection
65293-004-22
RX
Carton (10 single use vials)
250mg vial
$[**] per Carton, (*which may change from time to time at MDCO's sole discretion)
Thirty (30) Cartons
20 to 25°C

Product Name: NDC#: Drug Type: Sellable Package Size: Dosage Form: Current WAC Price*: Case Pack Size Shipping and Storage Requirements:
Cleviprex® (clevidipine butyrate) Injectable Emulsion
65293-002-011
RX
Carton (10 single use vials)
50mg vial
$[**] per Carton, (*which may change from time to time at MDCO's sole discretion)
Six (6) Cartons
2 to 8°C

Product Name: NDC#: Drug Type: Sellable Package Size: Dosage Form: Current WAC Price*: Case Pack Size Shipping and Storage Requirements:
Cleviprex® (clevidipine butyrate) Injectable Emulsion
65293-002-055
RX
Carton (10 single use vials)
25mg vial
$[**] per Carton, (*which may change from time to time at MDCO's sole discretion)
Twelve (12) Cartons
2 to 8°C

Product Name: NDC#: Drug Type: Sellable Package Size: Dosage Form: Current WAC Price*: Case Pack Size Shipping and Storage Requirements:	ARGATROBAN for Injection 42367-203-84 RX Carton (10 single use vials) 50mg vial $[**] Carton, (*which may change from time to time at MDCO's sole discretion) Four (4) Cartons 20 to 25°C
Product Name: NDC#: Drug Type: Sellable Package Size: Dosage Form: Current WAC Price*: Case Pack Size Shipping and Storage Requirements:	Cleviprex® (clevidipine) Injectable Emulsion 65293-005-11 RX Carton (10 single use vials) 50mg vial $[**] Carton, (*which may change from time to time at MDCO's sole discretion) Six (6) Cartons 2 to 8°C
Product Name: NDC#: Drug Type: Sellable Package Size: Dosage Form: Current WAC Price*: Case Pack Size Shipping and Storage Requirements:	Cleviprex® (clevidipine) Injectable Emulsion 65293-005-55 RX Carton (10 single use vials) 25mg vial $[**] Carton, (*which may change from time to time at MDCO's sole discretion) Twelve (12) Cartons 2 to 8°C

REVISED EXHIBIT D
Fee Schedule

Services
A. Marketing, Sales, Customer Service and Distribution
Fees include the following
Warehousing Management and Inventory Administration
Customer Service / Order Entry
Marketing and Distribution Services
Invoicing and Accounts Receivable Management
Direct Account Set Up
Information Technology
Fee Percentage of WAC (see below)
Wholesaler Restock and Drop Shipments October 1, 2010 - September 30, 2011 Angiomax and Angiomax NovaPIus Cleviprex	Percent of WAC [**]% [**]%
October 1, 2011 - September 30, 2013 Angiomax and Angiomax NovaPIus Cleviprex September 1, 2011 - September 30, 2013 Argatroban	Percent of WAC [**]% [**]% Percent of WAC [**]%
Shipment to Direct Account End-Users October 1, 2010 - September 30, 2011 Angiomax and Angiomax NovaPIus Cleviprex September 1, 2011 - September 30, 2013 Argatroban	Percent of WAC [**]% [**]% Percent of WAC [**]%
**Direct to End-User Fee - Cleviprex Only ***Freight Upcharge (does not include Cleviprex)	$[**]/shipment additional fee MDCO to reimburse Distributor for upgrade From Ground to Next Day Saver or Next Day Air

B.	Contract Pricing (provided in Section 5.4)
MDCO will reimburse Distributor monthly for any MDCO Contract sales administered as a direct price (anything less than current WAC of the product) at time of sale. Reimbursement amount to Distributor is current WAC at time of contract sale minus contract price.
Any direct pricing will be provided by MDCO to Distributor.

C.	Pricing Actions

Distributor shall realize no benefit or penalty from pricing actions. In the event of a price increase on the Products, Distributor shall deduct the difference in value of the Products held in Distributor inventory held on the day prior to the price increase. For example, the day prior to the price increase the value of the products is $1,000,000 and a 6% price increase raises the value of the same inventory to $1,060,000 on the same number of units of Products. Distributor shall deduct the difference, $60,000, from the next Service Fee.
In the event of a price decrease on the Products, Distributor shall add the difference in value of the Products held in Distributor inventory held on the day prior to the price decrease. For example, the day prior to the price decrease the value of the products is $1,000,000 and a 6% price decrease lowers the value of the same inventory to $940,000 on the same number of units of Products. Distributor shall add the difference, $60,000, to the next Service Fee.

D.	Early Renewal Incentive
In recognition of MDCO's early renewal of agreement, Distributor will reduce all monthly invoices for the term of this Agreement by an amount equal to $[**] or $[**] over 36 months.